FPA New Income, Inc. (FPNIX)

Supplement dated October 2, 2020 to
the Supplement dated July 13, 2020 to
the Prospectus dated January 31, 2020

This Supplement amends information in the Supplement and the Prospectus for FPA New Income, Inc. (the “Fund”), dated July 13, 2020 and January 31, 2020, respectively. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.fpa.com or calling us at (800) 638-3060.

Effective October 2, 2020, and in order to eliminate the temporary fee waiver which the Fund’s portfolio managers no longer believe is appropriate, the section titled “Fees and Expenses of the Fund” on page 2 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table and example below do not reflect commissions that a shareholder may be required to pay directly to a broker or other financial intermediary when buying or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load)(as a percentage of original sales price or redemption proceeds, as applicable)	None

Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.57%
Expense Reimbursement(1)	0.07%
Total Annual Fund Operating Expenses after Expense Reimbursement	0.50%

(1) First Pacific Advisors, LP (“FPA” or the “Adviser”), the Fund’s investment adviser, has contractually agreed to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 0.50% of the average net assets of the Fund (excluding interest, taxes, brokerage fees and commissions payable by the Fund in connection with the purchase or sale of portfolio securities, and extraordinary expenses, including litigation expenses not incurred in the Fund’s ordinary course of business) through January 31, 2021. This agreement may only be terminated earlier by the Fund’s Board of Directors (the “Board”) or upon termination of the Advisory Agreement.

PLEASE RETAIN FOR FUTURE REFERENCE.